WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 30, 2015

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MARCH 1, 2015, OF

WESTERN ASSET ASIAN OPPORTUNITIES FUND

The following text is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

As of March 27, 2015, the fund is open for purchases and incoming exchanges only by existing fund shareholders.

Investors who hold shares of other funds sold by the fund’s distributor are not permitted to open new accounts in the fund, nor are they permitted to acquire shares of the fund by exchange.

Fund distributions will continue to be automatically reinvested in shares of the same class of the fund that you own, or under certain circumstances in shares of another fund, subject to the terms set forth in the Prospectus, unless you have elected to receive cash.

Please retain this supplement for future reference.

WASX116450